Exhibit 99.1

FOR IMMEDIATE RELEASE

June 26, 2017

PDC Energy Issues Response to Clean Air Act Complaint

DENVER, CO, June 26, 2017: (Nasdaq:PDCE)  Today, the U.S. Environmental Protection Agency (EPA), the Department of Justice (DOJ) and the State of Colorado filed a civil Complaint for alleged violations of the Clean Air Act and related state regulations against PDC Energy, Inc. (PDC or the Company).

President and Chief Executive Officer, Bart Brookman, commented, “We’re obviously very disappointed with today’s filing as we have been in continuous discussions with the EPA, DOJ and State of Colorado for over a year.  Since the Company’s original disclosure of this matter in November 2015, we have worked diligently to design, maintain and operate our production facilities in compliance with the guidelines of not only the Clean Air Act, but all relevant regulations.

“Though it is too early to know the ultimate outcome of this Complaint, we are confident in our ability to work together with all regulatory agencies in coming to an agreeable solution without extended litigation.  We will continue to operate responsibly, and our priorities remain the safety of our employees, the environment and the communities in which we live and operate.”

About PDC Energy, Inc.

PDC Energy, Inc. is a domestic independent exploration and production company that acquires, produces, develops, and explores for crude oil, natural gas and NGLs with operations in the Wattenberg Field in Colorado, in the Delaware Basin in West Texas and in the Utica Shale in southeastern Ohio. Its operations are focused on the liquid-rich horizontal Niobrara and Codell plays in the Wattenberg Field, the liquid-rich Wolfcamp zones in the Delaware Basin, and the condensate and wet gas portion of the Utica Shale play.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (“Securities Act”), Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”), and the United States (“U.S.”) Private Securities Litigation Reform Act of 1995 regarding our business, financial condition, results of operations, and prospects. All statements other than statements of historical fact included in and incorporated by reference into this release are “forward-looking statements”.  Words such as expects, anticipates, intends, plans, believes, seeks, estimates, and similar expressions or variations of such words are intended to identify forward-looking statements herein.  Forward-looking statements may include, among other things, statements regarding future: reserves, production, costs, cash flows, and earnings;

drilling locations and growth opportunities; capital investments and projects, including expected lateral lengths of wells, drill times and number of rigs employed; rates of return; operational enhancements and efficiencies; management of lease expiration issues; financial ratios; and midstream capacity and related curtailments.

The above statements are not the exclusive means of identifying forward-looking statements herein.  Although forward-looking statements contained in this press release reflect our good faith judgment, such statements can only be based on facts and factors currently known to us.  Forward-looking statements are always subject to risks and uncertainties, and become subject to greater levels of risk and uncertainty as they address matters further into the future.  Throughout this press release or accompanying materials, we may use the terms “projection” or similar terms or expressions, or indicate that we have “modeled” certain future scenarios.  We typically use these terms to indicate our current thoughts on possible outcomes relating to our business or the industry in periods beyond the current fiscal year.  Because such statements relate to events or conditions further in the future, they are subject to increased levels of uncertainty.  Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to:

•                  changes in worldwide production volumes and demand, including economic conditions that might impact demand and prices for the products we produce;

•                  volatility of commodity prices for crude oil, natural gas, and natural gas liquids (“NGLs”) and the risk of an extended period of depressed prices;

•                  reductions in the borrowing base under our revolving credit facility;

•                  impact of governmental policies and/or regulations, including changes in environmental and other laws, the interpretation and enforcement of those laws and regulations, liabilities arising thereunder, and the costs to comply with those laws and regulations;

•                  declines in the value of our crude oil, natural gas, and NGLs properties resulting in further impairments;

•                  changes in estimates of proved reserves;

•                  inaccuracy of reserve estimates and expected production rates;

•                  potential for production decline rates from our wells being greater than expected;

•                  timing and extent of our success in discovering, acquiring, developing, and producing reserves;

•                  availability of sufficient pipeline, gathering, and other transportation facilities and related infrastructure to process and transport our production and the impact of these facilities and regional capacity on the prices we receive for our production;

•                  timing and receipt of necessary regulatory permits;

•                  risks incidental to the drilling and operation of crude oil and natural gas wells;

•                  losses from our gas marketing business exceeding our expectations;

•                  difficulties in integrating our operations as a result of any significant acquisitions, including our recent acquisitions in the Delaware Basin;

•                  increases or changes in operating costs, severance and ad valorem taxes, and increases or changes in drilling, completion, and facilities costs;

•                  increases or adverse changes in construction costs and procurement costs associated with future build out of midstream-related assets;

•                  future cash flows, liquidity, and financial condition;

•                  competition within the oil and gas industry;

•                  availability and cost of capital;

•                  our success in marketing crude oil, natural gas, and NGLs;

•                  effect of crude oil and natural gas derivatives activities;

•                  impact of environmental events, governmental and other third-party responses to such events, and our ability to insure adequately against such events;

•                  cost of pending or future litigation;

•                  effect that acquisitions we may pursue have on our capital investments;

•                  our ability to retain or attract senior management and key technical employees; and

•                  success of strategic plans, expectations, and objectives for our future operations.

Further, PDC urges you to carefully review and consider the cautionary statements and disclosures, specifically those under the heading “Risk Factors,” made in our Quarterly Report on Form 10-Q, our Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”), filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2017, and other filings with the SEC for further information on risks and uncertainties that could affect the Company’s business, financial condition, results of operations, and prospects, which are incorporated by this reference as though fully set forth herein.

PDC cautions you not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contacts:	Michael Edwards
Senior Director Investor Relations
303-860-5820
michael.edwards@pdce.com

Kyle Sourk
Manager Investor Relations
303-318-6150
kyle.sourk@pdce.com

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